BLACKROCK FUNDSSM
BLACKROCK INTERNATIONAL OPPORTUNITIES PORTFOLIO
(the “Fund”)

Supplement dated May 25, 2011 to the Prospectuses of the Fund dated January 28, 2011

Effective June 25, 2011, the Fund’s prospectuses are amended as set forth below:

The second sentence in the first paragraph in the section entitled “Fund Overview—Key Facts About BlackRock International Opportunities Portfolio—Principal Investment Strategies of the Fund” and the last sentence in the first paragraph in the section entitled “Details About the Funds—How Each Fund Invests—International Opportunities—Principal Investment Strategies” in the Fund’s current Prospectuses are deleted and replaced with the following:

The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

Shareholders should retain this Supplement for future reference.

Code #: ALLPRSAI-OPP-0511SUP